Flag Investors
Family of Funds

GROWTH
Flag Investors Emerging Growth Fund
Flag Investors Equity Partners Fund
Flag Investors International Fund

EQUITY INCOME
Flag Investors Real Estate Securities Fund
Flag Investors Telephone Income Fund

BALANCED
Flag Investors Value Builder Fund

INCOME
Flag Investors Intermediate-Term Income Fund
Flag Investors Total Return U.S. Treasury Fund Shares

TAX-FREE INCOME
Flag Investors Managed Municipal Fund Shares
Flag Investors Maryland Intermediate
Tax-Free Income Fund

CURRENT INCOME
Flag Investors Cash Reserve Prime Shares

Flag
Investors
Telephone
Income
Fund

P.O. Box 515
Baltimore, Maryland 21203
800-767-FLAG

Distributed by:
Alex. Brown & Sons
Incorporated

Annual Report
December 31, 1995


Flag Investors
TELEPHONE INCOME FUND

Dear Shareholders:

FUND RANKED #1 AMONG EQUITY INCOME FUNDS
        For the year ended December 31, 1995, your Fund's total return was 33.4%. Adding to strong returns in prior years, the Fund's ten-year total return as of year-end achieved the #1 ranking among 22 funds in the Equity Income Funds category from Lipper Analytical Services* (SEE AVERAGE ANNUAL TOTAL RETURN, P 2.). We are delighted with this recognition and remain focused on achieving above average long-term rewards without taking undue risk.

THE YEAR IN REVIEW
          As demand for both new and traditional telecommunications services continued to increase throughout the year, 1995 proved to be very exciting for industry participants. Early in the year, we measurably increased the Fund's investment in the local telephone companies (Baby Bells and independents) believing that their earnings growth was improving and that their stocks were undervalued. This proved to be correct, and the stocks appreciated strongly in the second half as other investors recognized the improving fundamentals. We also increased the Fund's long distance holdings, and they contributed nicely to the results. The performance of these two sectors was further enhanced by a significant decline in long-term interest rates. The telecommunications equipment and specialty service providers contributed modestly to the annual return as declines in the fourth quarter reduced some of the earlier gains. Finally, our reduction in selected foreign telephone company holdings proved beneficial.

          We have carefully evaluated the events and trends of 1995 and believe the Fund is well-positioned as we enter 1996. Although several regulatory and competitive issues remain unresolved, we continue to see opportunities in the telecommunications sector while emphasizing our conservative investment approach.

DECADE OF STEADY CHANGE
          We have often discussed the 1984 breakup of AT&T and the lasting influence this decision has had on all industry participants. Despite the long-term effects of the divestiture, change within the industry occurred gradually. The evolutionary nature of telecommunications in the years following the AT&T breakup allowed us to make informed decisions. This past year, we saw the most significant industry developments since 1984. We believe these developments will result in major changes in telecommunications beginning as early as 1996, and although we expect changes to occur faster than the original AT&T divestiture, they will be measured in years not months.

YEAR OF ACCELERATING CHANGE
          In 1995, competition overtook regulation as the driving force behind the business decisions of major telecommunications companies. Congress, with sweeping legislation, recently rewrote the competitive rules for long distance carriers, local telephone companies and cable operators. AT&T announced a restructuring designed to improve future positioning in all of its markets. The discovery of the Internet by both businesses and consumers has created a new, specialized group of Internet service providers, as well as a demand for traditional telecommunications equipment and services like modems and local telephone lines. The Federal Communications Commission (FCC) auctioned off Personal Communications Service (PCS) licenses, potentially increasing the number of competitive providers in cellular markets. Over the following pages, we have highlighted what we view as the major industry events and trends of 1995 (SEE PAGES 3-5).


*Funds are grouped according to investment objective and are ranked by total return performance relative to other funds in their respective categories. As of December 31, 1995, Flag Investors Telephone Income Fund's 1-year performance ranked #43 out of 130 equity income funds and its 5-year performance ranked #26 out of 56 equity income funds.


INDUSTRY REQUIRES ADAPTATION
          The dynamic nature of the industry requires both companies and investors to adjust to a new environment. Large telephone companies are making the transition from regulated utilities offering commodity services to facilitators of new communications applications. While we believe the telephone companies have great advantages as incumbent providers, they must operate more efficiently and introduce services that meet their customers'
changing needs in order to remain competitive. Although efficiency and innovation improve the telephone companies' long-term positioning, these programs require a high level of capital investment. As a consequence, telephone companies will continue to pay shareholders a healthy dividend, but a larger percentage of their strong cash flows will be reinvested in new and existing telecommunications businesses.

SHAREHOLDERS' DIVIDENDS ADJUSTED IN MID-1995
          As investors, we support the change of emphasis, but recognize that future dividend increases will trail the rate of earnings growth. In response to the changes in telephone company dividend payouts, we adjusted our dividend policy in mid-1995. These adjustments include a quarterly, rather than a monthly dividend at a slightly lower payout level. Understanding our shareholders' desire for income, we have established a policy that we believe can be maintained for the foreseeable future.

EXPANDED INVESTMENT OPPORTUNITIES
          The universe of telecommunications equities that meet our conservative investment criteria has increased dramatically over the last ten years. Although we concentrate the Fund's $530 million of investments among 25 to 30 telephone and telecommunications companies, we now follow over 100 potential investments in order to take advantage of the expanding, global nature of the industry. As conservative investors with strict criteria, we believe there is substantial opportunity to earn very attractive returns over the next decade without undue risk. We will continue to concentrate on well-managed companies that pursue focused business strategies and place a priority on shareholder interests. In closing, we would like to express our appreciation to our loyal shareholders for their continued support.
Sincerely,


/s/ Bruce E. Behrens           /s/ J. Dorsey Brown, III
Bruce E. Behrens               J. Dorsey Brown, III
PRESIDENT                      EXECUTIVE VICE PRESIDENT

February 5, 1996

                Growth of a $10,000 Investment in Class A Shares
                            Income vs. Appreciation
                      (January 18, 1984-December 31, 1995)

                                  [graph here]

                      Income            Appreciation
1/84                  $10,000           $10,000
12/84                 $10,557           $11,503
12/85                 $11,392           $14,854
12/86                 $12,227           $18,539
12/87                 $12,946           $18,818
12/88                 $13,650           $22,563
12/89                 $14,508           $33,588
12/90                 $15,196           $31,053
12/91                 $15,909           $38,220
12/92                 $16,559           $42,976
12/93                 $17,209           $50,761
12/94                 $17,890           $47,512
12/95                 $18,408           $63,399



AVERAGE ANNUAL TOTAL RETURN*
                               CLASS A    CLASS B  CLASS D
 PERIODS ENDED 12/31/95:        SHARES    SHARES   SHARES
 One Year                       33.4%      --      32.9%
 Five Years                     15.3%      --          --
 Ten Years                      15.6%      --          --
 Since Inception:              1/18/84    1/3/95   4/6/93
 (Annualized)                   16.7%     32.4%**  11.5%

 *These figures assume the reinvestment of dividends and capital gains distributions but exclude the impact of any sales charge.
The performance of the classes differ because each class maintains a distinct expense structure and each has a different inception date. For further details on the expense structures, please refer to the Fund's prospectus. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 6.
**Aggregate Total Return.

Flag Investors
TELEPHONE INCOME FUND

Major Events and Trends in the Telecommunications Industry

TELECOMMUNICATIONS LEGISLATION
          Congress recently passed a telecommunications reform bill that will affect regulations surrounding the sale and provisioning of basic services like cable, long distance and local telephone. Local telephone operating companies will no longer be guaranteed a local telephone service monopoly. The elimination of the local telephone company's exclusive right to offer this service will enable alternative local telephone providers such as long distance and cable companies to enter this market. In return for opening up their monopoly markets, Regional Bell Operating Companies (RBOCs) will have easier access to long distance, cable and information service markets.

          Even after its passage, debate within the industry continues about which industry segments will benefit from this legislation. Our sense from the beginning of this process was that it would be unlikely that any final bill would heavily favor any particular group, and the bill passed by Congress seems to bear this out. Rather than predicting which industry segments will benefit, we will concentrate on specific company issues. The telecommunications market is divided among many users with varying levels of sophistication and service requirements. Although legislation will change the competitive landscape, the failure or success of an individual company will not be determined by Congress. The ability to understand customer needs and the delivery of products and services to meet those needs will differentiate the winners from the losers.

     AT&T  RESTRUCTURING
          In order to become more competitive in a rapidly changing marketplace, AT&T, the Fund's second largest holding, is restructuring its operations into three distinct businesses. The businesses include Communications Services (the "new" AT&T), Communications Products (Lucent Technologies) and Global Information Services (NCR).

COMMUNICATIONS SERVICES (THE "NEW" AT&T)
          Retaining the AT&T "brand," this group will operate the traditional long distance business, wireless services and Universal Card Services. In addition, a new division specializing in telecommunications consulting will also be included in the operation. The "new" AT&T will emphasize delivering integrated telecommunications service-based solutions to customers. These services will include wireless, long distance and, eventually, local telephone service. AT&T's plan to offer local telephone service will result in direct competition with its best network switching equipment customers--the local telephone companies. By divesting the network switching business, AT&T will successfully eliminate a future client conflict.

COMMUNICATIONS PRODUCTS
(LUCENT TECHNOLOGIES)
          As a stand alone business, Lucent Technologies includes AT&T Network Systems Group, which provides communications switching systems to long distance, local telephone and cellular network service companies. Other businesses include voice and data communications equipment, communications microprocessors and Bell Laboratories. A key to potential future growth of this company is strong demand from network service clients such as long distance and cellular companies. As a separate entity from the AT&T communications services business, Lucent Technologies will be able to freely market to existing AT&T long distance competitors like MCI and Sprint, as well as competing wireless carriers. Former AT&T competitors will be able to evaluate Lucent Technologies' offerings, and this will provide a new potential revenue source.

GLOBAL INFORMATION SERVICES (NCR)
          NCR provides data processing systems to the financial, retail and communications industries. The inability to include data processing in the AT&T product line and NCR's disappointing performance as an independent entity resulted in significant earnings dilution. As a repositioned business with a less ambitious strategy, NCR has the potential to succeed as a niche competitor offering specialized computer platforms to financial, retail and communications clients.

          AT&T's markets are becoming increasingly complex and this reorganization will improve the company's competitive positioning. As three separate entities, each business will operate smaller, more efficient organizations with lower cost structures and will be better able to serve their respective markets by avoiding potential customer conflicts. The final breakup of AT&T will not occur until the end of 1996, and certain aspects of the proposed divestiture have yet to be announced. We support AT&T's decision but will continue to evaluate the restructuring as additional information becomes available.

THE INTERNET
          Historically the realm of technology-oriented users, the Internet is rapidly becoming a common tool for accessing information and communicating among groups with common interests. Approximately 33% of households in the United States have a personal computer (PC). Although about two-thirds of these PCs are equipped with communications-enabling modems, it is estimated that only 6% actually access the Internet. With relatively easy and inexpensive access to the Internet available, we see renewed demand for local telecommunications services, including additional telephone access lines as well as digital services that offer faster information transmission speeds.

          In today's data communications market, the local telephone company is positioned to benefit from increasing demand for the Internet and on-line services. However, with changing regulation and available technology, there exists the possibility of new providers offering services that compete with the local telephone network. We will continue to review the competitive strengths and weaknesses of all communications providers in anticipation of possible shifts in future trends in the telecommunications industry.


                                                                     (CONTINUED)

Flag Investors
TELEPHONE INCOME FUND

PERSONAL COMMUNICATIONS SERVICE (PCS)
          Cellular service is a significant revenue and earnings contributor for many major telecommunications service providers. Each city, or market, was limited to two carriers that owned exclusive licenses to provide cellular service. During 1995, the FCC revised this format by auctioning PCS licenses to create additional competition for cellular network operators. Despite the potential of PCS as an alternative to cellular service, new market participants will need to overcome several competitive disadvantages. Efficient distribution channels need to be created to compete with those already established by the current cellular carriers. Wireless customers are demanding communications availability in increasingly larger areas. In order to approximate the coverage of existing providers, there will be constant pressure on PCS carriers to invest in network expansion. In the United Kingdom, results from the entry of PCS providers into established cellular markets reveal not only a greater awareness of the new entrants' services but renewed demand for existing cellular service.

          With low penetration rates in certain market segments, there will be market opportunities for new wireless entrants. In addition, PCS service will result in downward pressure on cellular pricing; however, new market entrants will not completely disrupt the existing cellular operations. Businesses and consumers are requiring communications service providers to combine wireless with long distance and local telephone and offer an integrated service package designed to meet specific user needs. The trend does not favor one communications medium but leans toward service offerings suited to the needs of the user.

                          Telecommunications Holdings
                                                       Percent of
                                                       Net Assets
    I.        Regional Bell Operating Companies:
              (RBOCs)
              Ameritech Corp.                          4.4%
              Bell Atlantic Corp.                      3.3
              BellSouth Corp.                          2.7
              Pacific Telesis Group                    5.7
              SBC Communications Inc.                  9.3
                                                      25.4
   II.        Independent Local Exchange Carriers:
              Cincinnati Bell Inc.                     4.1
              GTE Corp.                                7.3
              Southern New England
               Telecommunications Corp.                5.2
                                                      16.6
 III.         Long Distance Telephone Companies:
              AT&T Corp.                               8.0
              Frontier Corp.                           6.3
              LCI International Inc.                   2.1
                                                      16.4
   IV.        Foreign Telephone Companies:
              BCE Inc.                                 2.6
              Compania Telefonica National de Espana   1.2
              Telefonos de Mexico SA                   3.0
              Vodafone Group PLC                       0.8
                                                       7.6
    V.        Telecommunication Equipment Providers:
              BlackBox Corp.                           1.1
              BroadBand Technologies                   1.0
              Cellstar Corp.                           0.6
              DSC Communications Corp.                 1.4
              General Instrument Corp.                 1.0
              Motorola Inc.                            4.5
              Octel Communications Corp.               0.9
              QUALCOMM Inc.                            2.6
                                                      13.1
   VI.        Specialty Telecommunication Services:
              AirTouch Communications Inc.             1.2
              MFS Communications                       2.1
              Orbital Sciences Corp.                   0.4
                                                       3.7
 VII.         Telecommunication Bonds:
              Orbital Sciences Corp.                   0.2
              Total Telephone Industry                83.0%

Flag Investors
TELEPHONE INCOME FUND

Additional Performance Information
          The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities andExchange Commission
(SEC)requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's initial public offering through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and its currently effective 4.50% maximum sales charge for the Fund's Class A Shares, 4.00% maximum contingent deferred sales charge for the Fund's Class B Shares and 1.50% maximum sales charge for the Fund's Class D Shares. In addition, the SEC calculation for the Class D Shares reflects the impact of a 1.00% maximum contingent deferred sales charge since the represented time period is less than four years.

          While the following tables are required by SECrules, such comparisons are of limited utility since the index shown is not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of this index would have had to own the securities that it represents. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

          The Fund's total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than the original investment when redeemed.

AVERAGE ANNUAL TOTAL RETURN--CLASS A*
                                                % Return With
Periods ended 12/31/95:                         Sales Charge/1
  One Year                                        27.43%
  Five Years                                      14.29%
  Ten Years                                       15.09%
  Since Inception (1/18/84)                       16.26%

                    Change in Value of a $10,000 Investment
                                 Class A Shares
                      (January 18, 1984-December 31, 1995)

                                  [graph here]

                          Flag
                          Investors
                          Telephone            S&P 500
                          Income Fund          Composite
1/84                      $ 9,550              $10,000
1984                      $10,986              $10,676
1985                      $14,186              $14,062
1986                      $17,705              $16,679
1987                      $17,971              $17,550
1988                      $21,548              $20,441
1989                      $32,076              $26,899
1990                      $29,655              $26,056
1991                      $36,500              $33,982
1992                      $41,042              $36,564
1993                      $48,477              $40,244
1994                      $45,374              $40,767
1995                      $60,546              $56,087

1 Assumes maximum sales charge of 4.50%.
* These figures assume the reinvestment of all dividends and capital gains distributions. The S&P 500 Composite is an unmanaged index that is widely recognized as an indicator of general market performance. Past performance is not an indicator of future results.

Flag Investors
TELEPHONE INCOME FUND

Additional Performance Information (CONTINUED)

AGGREGATE TOTAL RETURN--CLASS B*
                                                % Return With
  Period ended 12/31/95:                           CDSC1
  Since Inception (1/3/95)                        28.42%


                    Change in Value of a $10,000 Investment*
                                 Class B Shares
                      (January 3, 1995-December 31, 1995)

                                  [graph here]

                          Flag
                          Investors
                          Telephone              S&P 500
                          Income Fund            Composite

1/95                      $10,000                $10,000
3/95                      $10,447                $10,692
6/95                      $11,263                $11,707
9/95                      $12,787                $12,630
12/95                     $12,842                $13,389

1Assumes maximum contingent deferred sales charge of 4.00%.



AVERAGE ANNUAL TOTAL RETURN--CLASS D*
                                           % Return With
  Periods ended 12/31/95:             Sales Charge and CDSC2
  One Year                                     29.91%
  Since Inception (4/6/93)                     10.57%



                    Change in Value of a $10,000 Investment*
                                 Class D Shares
                       (April 6, 1993-December 31, 1995)

                                  [graph here]

                          Flag
                          Investors
                          Telephone             S&P 500
                          Income Fund           Composite

4/93                      $ 9,850               $10,000
6/93                      $10,165               $10,283
12/93                     $10,639               $10,793
6/94                      $ 9,934               $10,424
12/94                     $ 9,987               $10,928
6/95                      $11,261               $13,134
12/95                     $13,173               $15,021


2Assumes maximum sales charge of 1.50% and maximum contingent deferred sales charge of 1.00%.

*These figures assume the reinvestment of all dividends and capital gains distributions. The S&P 500 Composite is an unmanaged index that is widely recognized as an indicator of general market performance. Past performance is not an indicator of future results.

          This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

          For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG.
Read it carefully before you invest.

Flag Investors
TELEPHONE INCOME FUND

 Statement of Net Assets                                 December 31, 1995

                SHARES/
                  PAR                                              MARKET VALUE
                  (000)                                              (NOTE A)
TELEPHONE INDUSTRY: 83.0%
COMMON STOCK: 80.7%
    220,408  AirTouch Communications Inc.*                         $  6,226,526
    659,224  AT&T Corp.*                                             42,684,754
    394,000  Ameritech Corp.                                         23,246,000
    400,000  BCE Inc.                                                13,800,000
    262,008  Bell Atlantic Corp.                                     17,521,785
    330,964  BellSouth Corp.                                         14,396,934
    366,428  BlackBox Corp.*                                          6,000,259
    320,500  BroadBand Technologies*                                  5,208,125
    115,000  Cellstar Corp.*                                          2,990,000
    625,800  Cincinnati Bell Inc.                                    21,746,550
    150,000  Compania Telefonica National de Espana ADS               6,281,250
    200,000  DSC Communications Corp.*                                7,375,000
  1,122,400  Frontier Corp.                                          33,672,000
    214,700  General Instrument Corp.                                 5,018,612
    887,320  GTE Corp.                                               39,042,080
    210,000  MFS Communications*                                     11,182,500
    420,000  Motorola Inc.                                           23,940,000
    150,000  Octel Communications Corp.*                              4,837,500
    156,000  Orbital Sciences Corp.*                                  1,989,000
    900,408  Pacific Telesis Group                                   30,276,219
    325,000  QUALCOMM Inc.*                                          13,975,000
    859,106  SBC Communications Inc.                                 49,398,595
    690,000  Southern New England Telecommunications Corp.           27,427,500
    500,000  Telefonos de Mexico SA ADS                              15,937,500
    124,000  Vodafone Group PLC ADR                                   4,371,000
             TOTAL COMMON STOCK (Cost $282,175,040)                 428,544,689
CONVERTIBLE PREFERRED STOCK: 2.1%
    207,800  LCI International Inc., 5% Cvt Pfd                      11,117,300
             TOTAL CONVERTIBLE PREFERRED STOCK (Cost $6,138,548)     11,117,300
CORPORATE BONDS: 0.2%
     $1,000  Orbital Sciences Corp., 6.75%, 3/1/03                    1,065,000
             TOTAL CORPORATE BONDS (Cost $1,259,443)                  1,065,000
             TOTAL TELEPHONE INDUSTRY (Cost $289,573,031)           440,726,989

Flag Investors
TELEPHONE INCOME FUND

Statement of Net Assets (CONTINUED)                           December 31, 1995

                SHARES/
                  PAR                                               MARKET VALUE
                  (000)                                               (NOTE A)
NON-TELEPHONE INDUSTRY: 16.0%
COMMON STOCK: 11.1%
     626,900     Alexander Haagen Properties                         $ 7,679,525
     242,956     Conseco Inc.                                         15,215,119
     179,600     DeBartolo Realty Corporation                          2,334,800
     109,000     General Growth Properties                             2,261,750
     145,000     Meditrust SBI                                         5,056,875
     200,000     Nationwide Health Properties Inc.                     8,400,000
     200,000     Philip Morris Cos., Inc.                             18,100,000
                 TOTAL COMMON STOCK (Cost $35,502,588)                59,048,069
CONVERTIBLE PREFERRED STOCK: 3.6%
     246,000     American Express, 6.25% Cvt Pfd                      13,653,000
     100,000     Conseco Inc., 6.5% Series D Cvt Pfd                   5,300,000
                 TOTAL CONVERTIBLE PREFERRED STOCK (Cost $14,295,500) 18,953,000
CORPORATE BONDS: 1.3%
      $5,000     HMH Properties, 9.50%, 5/15/05                        5,125,000
       2,000     Philip Morris Cos., Inc., Deb., 8.75%, 12/1/96        2,057,500
                 TOTAL CORPORATE BONDS (Cost $6,903,103)               7,182,500
                 TOTAL NON-TELEPHONE INDUSTRY (Cost $56,701,191)      85,183,569
REPURCHASE AGREEMENT: 0.5%
      $2,493     GOLDMAN SACHS & CO., 5.70%
                 Dated   12/29/95,   to  be   repurchased   on   1/2/96,
                 collateralized  by U.S.  Treasury  Notes  with a market
                 value of $2,543,435.
                 (Cost $2,493,000)                                     2,493,000
                                       9

Flag Investors
TELEPHONE INCOME FUND

Statement of Net Assets (CONCLUDED)                        December 31, 1995



                                                             MARKET VALUE
                                                              (NOTE A)
TOTAL INVESTMENTS IN SECURITIES: 99.5%
  (Cost $348,767,222)**                                     $528,403,558
OTHER ASSETS IN EXCESS OF LIABILITIES, NET: 0.5%               2,871,367
NET ASSETS: 100.0%                                          $531,274,925

NET ASSET VALUE PER:
 CLASS A SHARE
    ($492,453,558 / 33,120,036 shares outstanding)                $14.87/1
 CLASS B SHARE
    ($7,504,388 / 505,908 shares outstanding)                     $14.83/2
 CLASS D SHARE
    ($31,316,979 / 2,105,445 shares outstanding)                  $14.87/3
MAXIMUM OFFERING PRICE PER:
 CLASS A SHARE
    ($14.87 / .955)                                               $15.57
 CLASS B SHARE                                                    $14.83


  *Non-income producing security.
 **Aggregate cost for federal tax purposes was $345,969,173.
  1Redemption value is $14.87.
  2Redemption value is $14.24 following 4.00% maximum contingent  deferred sales charge.
  3Redemption  value  is  $14.72  following  1.00%  maximum  contingent deferred sales charge.
See accompanying Notes to Financial Statements.

Flag Investors
TELEPHONE INCOME FUND

Statement of Operations                    For the Year Ended December 31, 1995

INVESTMENT INCOME (NOTE A):
 Dividends                                             $ 16,903,886
 Interest                                                 2,093,131
 Other income                                                19,502
  Less:Foreign taxes withheld                              (242,692)
   Total income                                          18,773,827
EXPENSES:
 Investment advisory fee (Note B)                         2,584,817
 Distribution fees (Note B)                               1,378,330
 Transfer agent fees (Note B)                               550,000
 Printing and postage                                       144,435
 Accounting fee (Note B)                                    113,878
 Legal                                                       59,397
 Custodian fee                                               56,745
 Registration fees                                           51,428
 Directors' fees                                             26,712
 Audit                                                       25,999
 Miscellaneous                                               24,527
 Insurance                                                   18,230
  Total expenses                                          5,034,498
 Less:Fees waived (Note B)                                 (287,343)
  Net expenses                                            4,747,155
 Net investment income                                   14,026,672
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain from security transactions            35,372,071*
 Change in unrealized appreciation of investments        93,655,306
  Net gain on investments                               129,027,377
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $143,054,049

*Net realized gain for federal tax purposes was $36,106,029.
See accompanying Notes to Financial Statements.

Flag Investors
TELEPHONE INCOME FUND

Statement of Changes in Net Assets


                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                      1995                 1994
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income                              $ 14,026,672         $ 15,367,428
  Net gain from security transactions                  35,372,071            4,980,639
  Change in unrealized appreciation/(depreciation)
     of investments                                    93,655,306          (52,606,757)
  Net increase/(decrease) in net assets resulting
     from operations                                  143,054,049          (32,258,690)
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A shares                                    (13,188,618)         (14,498,099)
    Class B shares                                        (71,352)               --
    Class D shares                                       (766,702)            (869,329)
   Net realized short-term gains:
    Class A shares                                       (594,281)          (1,380,369)
    Class B shares                                         (6,947)              --
    Class D shares                                        (39,689)            (207,441)
   Net realized long-term gains:
    Class A shares                                    (31,183,490)          (3,302,412)
    Class B shares                                       (411,017)              --
    Class D shares                                     (2,033,414)            (243,429)
      Total distributions                             (48,295,510)         (20,501,079)
CAPITAL SHARE TRANSACTIONS (NOTE C):
  Proceeds from sale of shares                         35,420,420           74,463,764
  Value of shares issued in reinvestment of dividends  40,313,196           14,926,479
  Cost of shares repurchased                         (106,718,217)         (61,773,728)
  Increase/(decrease) in net assets derived from
   capital share transactions                         (30,984,601)          27,616,515
     Total increase/(decrease) in net assets           63,773,938          (25,143,254)
NET ASSETS:
  Beginning of year                                   467,500,987          492,644,241
  End of year                                       $ 531,274,925         $467,500,987

See accompanying Notes to Financial Statements.

Flag Investors
TELEPHONE INCOME FUND

Financial Highlights -- Class A Shares
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)*


                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                  1995        1994      1993        1992       1991
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year              $12.30      $13.70    $12.20      $11.28     $9.57
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                             0.40        0.41      0.42        0.42      0.45
  Net realized and unrealized gain/(loss)
    on investments                                  3.58       (1.27)     1.78        0.93      1.74
    Total from Investment Operations                3.98       (0.86)     2.20        1.35      2.19

LESS DISTRIBUTIONS:
  Dividends from net investment income
    and short-term gains                           (0.41)      (0.44)    (0.42)      (0.42)    (0.46)
  Distributions from net realized
    long-term gains                                (1.00)      (0.10)    (0.28)      (0.01)    (0.02)
  Total distributions                              (1.41)      (0.54)    (0.70)      (0.43)    (0.48)

  Net asset value at end of year                  $14.87      $12.30    $13.70      $12.20   $ 11.28
TOTAL RETURN                                       33.44%      (6.32)%   18.12%      12.35%    23.08%
RATIOS TO AVERAGE NET ASSETS:
  Expenses/1                                        0.93%       0.92%     0.92%       0.92%     0.92%
  Net investment income/2                           2.85%       3.14%     3.12%       3.81%     4.38%
SUPPLEMENTAL DATA:
  Net assets at end of year (000)               $492,454    $435,805  $469,163    $307,641   $238,571
  Portfolio turnover rate                             24%         23%       14%          6%         7%

* Computed based upon average shares outstanding.
1 Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 0.99%, 0.99%, 0.98%, 1.07% and 1.17% for the years ended December 31, 1995, 1994, 1993, 1992 and 1991, respectively.

2 Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 2.79%, 3.07%, 3.06%, 3.66% and 4.13% for the years ended December 31, 1995, 1994, 1993, 1992 and 1991, respectively.

See accompanying Notes to Financial Statements.

Flag Investors
TELEPHONE INCOME FUND

Financial Highlights -- Class B Shares
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)*
                                                          FOR THE PERIOD
                                                         JANUARY 31, 1995**
                                                             THROUGH
                                                          DECEMBER 31, 1995

PER SHARE OPERATING PERFORMANCE:
  Net asset value at beginning of period                      $12.28
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.30
  Net realized and unrealized gain/(loss) on investments        3.56
    Total from Investment Operations                            3.86
LESS DISTRIBUTIONS:
  Dividends from net investment income and short-term gains    (0.31)
  Distribution from net realized long-term gains               (1.00)
  Total distributions                                          (1.31)
  Net asset value at end of period                            $14.83
TOTAL RETURN                                                   32.42%
RATIOS TO AVERAGE NET ASSETS:
  Expenses/2                                                    1.70%/1
  Net investment income/3                                       2.13%/1
SUPPLEMENTAL DATA:
  Net assets at end of period (000)                           $7,504
  Portfolio turnover rate                                         24%

 * Computed based upon average shares outstanding.
** Commencement of operations.
 1 Annualized.
 2 Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 1.74% (annualized) for the period ended December 31, 1995.
 3 Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 2.09% (annualized) for the period ended December 31, 1995.

See accompanying Notes to Financial Statements.

Flag Investors
TELEPHONE INCOME FUND
Financial Highlights -- Class D Shares
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)*

                                                                                          FOR THE PERIOD
                                                           FOR THE YEAR ENDED             APRIL 6, 1993
                                                               DECEMBER 31,                  THROUGH
                                                           1995           1994          DECEMBER 31, 1993
PER SHARE OPERATING PERFORMANCE:
  Net asset value at beginning of period                  $ 12.30          $ 13.67      $ 13.21
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.34             0.37         0.25
  Net realized and unrealized gain/(loss) on investments     3.58            (1.20)        0.80
    Total from Investment Operations                         3.92            (0.83)        1.05
LESS DISTRIBUTIONS:
  Dividends from net investment income and short-term gains (0.35)           (0.42)       (0.31)
  Distribution in excess of net investment income              --            (0.02)          --
  Distribution from net realized long-term gains            (1.00)           (0.10)       (0.28)
  Total distributions                                       (1.35)           (0.54)       (0.59)
  Net asset value at end of period                        $ 14.87          $ 12.30      $ 13.67
TOTAL RETURN                                                32.91%           (6.13)%       8.01%
RATIOS TO AVERAGE NET ASSETS:
  Expenses/2                                                 1.28%            1.27%        1.27%/1
  Net investment income/3                                    2.50%            2.81%        2.73%/1
SUPPLEMENTAL DATA:
  Net assets at end of period (000)                       $31,317          $31,696      $23,481
  Portfolio turnover rate                                      24%              23%          14%

 * Computed based upon average shares outstanding.
** Commencement of operations.
 1 Annualized.
 2 Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 1.34%, 1.34% and 1.31% for the years ended December 31, 1995, 1994 and the period ended December 31, 1993.
 3 Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 2.44%, 2.74% and 1.98% for the years ended December 31, 1995, 1994 and the period ended December 31, 1993.

See accompanying Notes to Financial Statements.

Flag Investors
TELEPHONE INCOME FUND
Notes to Financial Statements
Dear Shareholders:
A. SIGNIFICANT ACCOUNTING POLICIES - Flag Investors Telephone Income Fund, Inc. ("the Fund") is organized as a Maryland corporation and commenced operations on January 18, 1984 (the exchange date) when investors received five shares of the Fund in a tax-free exchange for each share of American Telephone & Telegraph Company (AT&T), with rights to the divested Regional Bell Operating Companies attached. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. On April 6, 1993, the Fund began offering Class D Shares (formerly Class B Shares). The Class A and Class D Shares each have different sales loads and distribution fees. Beginning November 18, 1994, Class D Shares were no longer available for sale; however, existing shareholders may reinvest their dividends. On January 3, 1995, the Fund began offering Class B Shares. Class B Shares have no initial sales charge but are subject to a contingent deferred sales charge on certain shares redeemed within six years of purchase.
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:
        SECURITY VALUATION - Portfolio securities that are listed on a National Securities Exchange are valued on the basis of their last price or, in the absence of recorded sales, at the average of readily available closing bid and asked prices. Unlisted securities held by the Fund are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term obligations with maturities of 60 days or less are valued at amortized cost.
        REPURCHASE AGREEMENTS - The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a tri-party repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreement is conditioned upon the collateral being deposited under the Federal Reserve book-entry system.
          FEDERAL INCOME TAXES - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to continue to make requisite distributions to the shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income and net realized capital gains.
          Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and capital gains available for distribution under income tax regulations.
          OTHER - Security transactions are accounted for on the trade date and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Cost for financial reporting purposes includes the value of the securities received in the exchange. For income tax purposes, the tax cost is the basis of the AT&T shares in the hands of the exchanging AT&T shareholders at the date of exchange. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.
B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES - Inv estment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown &Sons Incorporated ("Alex. Brown"), is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM") is the Fund's sub-advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the annual rate of 0.65% of the first $100 million of the Fund's average daily net assets; 0.55% of the Fund's average daily net assets in excess of $100 million but not exceeding $200 million; 0.50% of the Fund's average daily net assets in excess of $200 million but not exceeding $300 million; and 0.45% of the Fund's average daily net assets in excess of $300 million.
         As compensation for its sub-advisory services, ABIMreceives a fee from ICC, payable from its advisory fee, calculated daily and paid monthly, at an annual rate of 0.40% of the first $100 million of the Fund's average daily net assets; 0.35% of the Fund's average daily net

Flag Investors
TELEPHONE INCOME FUND
Notes to Financial Statements  (CONTINUED)
     assets in excess of $100 million but not exceeding $200 million; 0.30% of the Fund's average daily net assets in excess of $200 million but not exceeding $300 million; and 0.25% of the Fund's average daily net assets over $300 million.
          Through October 6, 1995, ICC had agreed to reduce its aggregate fees so that ordinary expenses of the Fund for any fiscal year did not exceed 0.92% of average daily net assets of Class A Shares, 1.67% of Class B Shares and 1.27% of Class D Shares.For the period January 1, 1995 through October 6, 1995, ICC voluntarily waived $287,343 in fees. Effective October 7, 1995, ICC is no longer waiving fees.
          As compensation for its transfer agent services, ICCreceives from the Fund a per account fee, calculated and paid monthly. ICC received $550,000 for transfer agent services for the year ended December 31, 1995.
          As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, based upon the
     Fund's average daily net assets. ICC received $113,878 for accounting services for the year ended December 31, 1995.
          As compensation for providing distribution services, Alex. Brown receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to 0.25% of the Fund's average daily net assets of Class A Shares, 1.00% (includes 0.25% shareholder servicing fee) of the average daily net assets of Class B Shares and 0.60% of the average daily net assets of Class D Shares. For the year ended December 31, 1995, distribution fees aggregated $1,378,330 of which $1,153,794, $35,130 and $189,406 were attributable to Class A Shares, Class B Shares and Class D Shares, respectively. Alex. Brown received no commissions on security transactions from the Fund for the year ended December 31, 1995.
          Flag Investors/ISI Fund complex has adopted a retirement plan for eligible Directors. The actuarially computed pension expense for the year ended December 31, 1995 was approximately $15,000.
C. CAPITAL SHARE TRANSACTIONS - The Fund is authorized to issue up to 70 million shares of capital stock (60 million Class A Shares, 5 million Class B Shares, 3 million Class D Shares and 2 million undesignated), par value $.001 per share, all of which are designated as common stock. Transactions in shares of the Fund were as follows:
CLASS A SHARES
                                                   FOR THE YEAR ENDED
                                                      DECEMBER 31,
                                               1995              1994
     Shares sold                               2,145,785         4,615,066
     Shares issued to share-
       holders on reinvest-
       ment of dividends                       2,674,624         1,088,372
     Shares redeemed                          (7,132,553)       (4,517,710)
     Net increase/(decrease)
       in shares
       outstanding                            (2,312,144)        1,185,728
     Proceeds from sale
       of shares                            $ 28,720,184      $ 60,821,115
     Value of reinvested
       dividends                              37,305,866        13,849,565
    Cost of shares
       redeemed .                            (97,427,131)      (58,534,367)
     Net increase/(decrease)
       from capital share
       transactions                         $(31,401,081)     $ 16,136,313
CLASS B SHARES
                                                      FOR THE
                                                      PERIOD
                                                 JANUARY 3, 1995*
                                                      THROUGH
                                                 DECEMBER 31, 1995
          Shares sold . . . . . . . . .              489,011
          Shares issued to shareholders
            on reinvestment
            of dividends . . . . . .                  32,826
          Shares redeemed . . . . .                  (15,929)
          Net increase in shares
            outstanding . . . . . . .                505,908
          Proceeds from sale
            of shares . . . . . . . . .           $6,700,236
          Value of reinvested
            dividends . . . . . . . . .              458,760
          Cost of shares redeemed                   (229,177)
          Net increase from
            capital share
            transactions . . . . . .              $6,929,819
          *Commencement of operations.
                                       17

Flag Investors
TELEPHONE INCOME FUND
Notes to Financial Statements
CLASS D SHARES
                                                 FOR THE YEAR ENDED
                                                     DECEMBER 31,
                                              1995             1994
         Shares sold                           --              1,028,832
          Shares issued to share-
            holders on reinvest-
            ment of dividends                 183,832             84,910
          Shares redeemed                    (655,092)          (254,327)
          Net increase/(decrease)
            in shares
            outstanding                      (471,260)           859,415
          Proceeds from sale
            of shares                       $  --            $13,642,649
          Value of reinvested
            dividends                        2,548,570         1,076,914
          Cost of shares
            redeemed                        (9,061,909)       (3,239,361)
          Net increase/(decrease)
            from capital share
            transactions                   $(6,513,339)      $11,480,202
D. INVESTMENT TRANSACTIONS - Purchases and sales of investment securities, other
than  short-term   obligations  and  U.S.  government   securities,   aggregated
$114,577,349 and $176,205,901, respectively, for the year ended December 31, 1995. There were no purchases or sales of U.S. Government obligations.
        At December 31, 1995, net unrealized appreciation for all securities in which there is an excess of value over tax cost was $182,434,385, of which $194,645,463 related to appreciated securities and $12,211,078 related to depreciated securities.
E. NET ASSETS - At December 31, 1995, net assets consisted of:
        Paid-in capital:
        Flag Investors Class A Shares                    $314,341,690
        Flag Investors Class B Shares                       6,929,820
        Flag Investors Class D Shares                      28,926,870
        Undistributed net realized gain
          from security transactions                        1,440,208
        Unrealized appreciation of
          investments                                     179,636,337
                                                         $531,274,925
REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Directors of
Flag Investors Telephone Income Fund, Inc.

We have audited the accompanying statement of net assets of Flag Investors Telephone Income Fund, Inc. as of December 31, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Telephone Income Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the respective periods in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Philadelphia, Pennsylvania
January 26, 1996

Flag Investors
TELEPHONE INCOME FUND

Chairman's Letter

     The year 1995 saw the retirement of two of our longtime Directors. We would like to thank them for their valuable and tireless service over the years.

     Alonzo G. Decker, former Chairman and CEO of Black &Decker, was one of our original Directors, joining the Board in 1981. He served with distinction, and his wise counsel will be much missed; but we know he will enjoy having more time to spend on his farm on the Eastern Shore of Maryland.

     Bruce Hannay, former Vice President for Patents and Research at Bell Labs, joined our Board at the time we formed Flag Investors Telephone Income Fund. His knowledge of the telecommunications industry was of great assistance to us. His willingness to cross the country four times each year to attend our Board meetings tells us a great deal about his energy and loyalty. We wish him well in his retirement in the beautiful State of Washingt on.

     Al and Bruce, we thank you and will miss you.

Sincerely,

/s/ W. James Price
W. James Price

DIVIDEND DECLARATION

1995 YEAR-END DIVIDEND

              For calendar 1995, the Board of Directors has declared the following per share distribution payable on December 28, 1995 to shareholders of record on December 21, 1995.
                                 Class A        Class B        Class D
                                  Shares         Shares        Shares
    Income                        $.101          $.034          $.055
    Short-term
      Capital Gains                .010           .010           .010
    Total distribution            $.111          $.044          $.065

    DIVIDENDS FOR CALENDAR 1995
         Total dividends declared for calendar 1995 are as follows:

                                 Class A         Class B        Class D
                                  Shares          Shares        Shares
    Income                      $ .401           $ .303        $ .3412
    Short-term
      Capital Gains               .010             .010          .0100
    Long-term
      Capital Gains              1.000            1.000         1.0000
    Total distribution          $1.411           $1.313        $1.3512


     Shareholders who have elected to participate in the Fund's dividend reinvestment plan have received their distribution in additional shares of the Fund. If you are not currently a plan participant but would like to have your dividends reinvested at net asset value, please contact your investment representative or the Fund at 1-800-553-8080.


Directors and Officers
W. James Price
CHAIRMAN
James J. Cunnane
DIRECTOR
N. Bruce Hannay
DIRECTOR
Robert S. Killebrew
DIRECTOR
John F. Kroeger
DIRECTOR
Louis E. Levy
DIRECTOR
Eugene J. McDonald
DIRECTOR
Truman T. Semans
DIRECTOR
Harry Woolf
DIRECTOR
Bruce E. Behrens
PRESIDENT

J. Dorsey Brown, III
EXECUTIVE VICE PRESIDENT
Hobart C. Buppert
VICE PRESIDENT
Liam D. Burke
VICE PRESIDENT
Gary V. Fearnow
VICE PRESIDENT
Richard T. Hale
VICE PRESIDENT
Lee S. Owen
VICE PRESIDENT
Edward J. Veilleux
VICE PRESIDENT
Brian C. Nelson
VICE PRESIDENT AND SECRETARY
Joseph A. Finelli
TREASURER
Laurie D. DePrine
ASSISTANT SECRETARY